SETTLEMENT AGREEMENT


         THIS SETTLEMENT AGREEMENT ("SETTLEMENT AGREEMENT") is entered into this 9th day of December, 1997, between HORIZON ACQUISITION CO., an Arizona Corporation ("HAC"), ARIZONA INSTRUMENT CORPORATION, a Delaware Corporation ("AZI"), HORIZON ENGINEERING AND TESTING, INC., an Arizona Corporation ("Horizon") and Quinn Johnson, an individual ("Johnson").

                                 R E C I T A L S

         A. AZI, HAC, Horizon and Johnson are parties to an Agreement of Merger and an Escrow Agreement, each of which are dated September 30, 1992; and HAC and Johnson are parties to an Employment Agreement of the same date (collectively, the "Acquisition Agreements").

         B. Pursuant to the Agreement of Merger and Escrow Agreement, 49,030 (Forty-Nine Thousand and Thirty) shares of AZI's common stock in certificate number AZI 7642 were placed into escrow (the "Escrowed Shares") with Charles E. Davis (the "Escrow Agent").

         C. AZI, HAC, Horizon and Johnson have agreed to settle, discharge and release all claims and causes of action which they may have against each other as hereinafter identified.

         D. AZI, HAC, Horizon and Johnson have also agreed to disburse the Escrowed Shares as described herein.

         E. HAC is a wholly-owned subsidiary of AZI.

         NOW, THEREFORE, for valuable consideration, it is acknowledged and agreed as follows:

         1. Tax Treatment. The parties agree that the disbursement of the Escrowed Shares, as described in Paragraph 7, does not constitute wages or compensation for services. To the parties' knowledge, the disbursement of the Escrowed Shares does not constitute a taxable transaction for any party hereto.

         2. Horizon and Johnson Release of HAC and AZI. In consideration of the Escrowed Shares being disbursed as described in Paragraph 1, and for other good and valuable considera tion, the receipt, validity and sufficiency of which is hereby acknowledged, Horizon and Johnson on their own behalf, respectively, and on behalf of their respective officers, directors, shareholders, principals, heirs, successors and assigns, do hereby release and discharge, fully and without any limitation whatsoever, HAC and AZI and their respective insurers,
subsidiaries,   divisions,  affiliates,   partners,  partnerships,   principals,
directors, officers, agents, representatives,
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employees, shareholders, successors and assigns (the "AZI Released Parties"), of and from all liabilities, claims and of and from all manner of actions and causes of action of every kind and nature whatsoever, both legal and equitable, which Horizon or Johnson has, ever had or may hereafter have, both known and unknown, arising out of or in any way pertaining to the Acquisition Agreements.

         3. AZI release of Horizon and Johnson. In consideration of the Escrowed Shares being disbursed as described in Paragraph 1, and for other good and valuable consideration, the receipt, validity and sufficiency of which is hereby acknowledged, AZI, on its own behalf and on behalf of its officers, directors, successors and assigns, and on behalf of HAC, does hereby release and discharge, fully and without any limitation whatsoever, Horizon and its insurers, subsidiaries, divisions, affiliates, partners, partnerships, principals, directors, officers, agents, representatives, employees, shareholders, successors and assigns (the "Horizon Released Parties"), and Johnson, of and from all liabilities, claims and of and from all manner of actions and causes of action of every kind and nature whatsoever, both legal and equitable, which AZI has, ever had or may hereafter have, both known and unknown, arising out of or in any way pertaining to the Acquisition Agreements.

         4. Limitation on AZI and HAC Actions. Except with respect to any breaches of this SETTLEMENT AGREEMENT or any default hereunder, AZI and HAC further covenant and agree to not file any complaint or claim against the Horizon Released Parties and/or Johnson arising out of or in any way pertaining to the Acquisition Agreements, and to indemnify the Horizon Released Parties and/or Johnson from any and all loss, harm, damages and costs, including attorneys' fees, that the Horizon Released Parties and/or Johnson may incur in consequence of any complaint or claim filed by or on behalf of AZI or HAC in contravention of this SETTLEMENT AGREEMENT.

         5. Limitation of Horizon Actions. Except with respect to any breaches of this SETTLEMENT AGREEMENT or any default hereunder, Horizon covenants and agrees to not file any complaint or claim against the AZI Released Parties arising out of or in any way pertaining to the Acquisition Agreements, and to indemnify the AZI Released Parties from any and all loss, harm, damages and costs, including attorneys' fees, that the AZI Released Parties may incur in consequence of any complaint or claim filed by or on behalf of Horizon in contra vention of this SETTLEMENT AGREEMENT.

         6. Limitation on Johnson Actions. Except with respect to any breaches of this SETTLEMENT AGREEMENT or any default hereunder, Johnson covenants and agrees to not file any complaint or claim against the AZI Released Parties arising out of or in any way pertaining to the Acquisition Agreements, and to indemnify the AZI Released Parties from any and all loss, harm, damages and costs, including attorneys' fees, that the AZI Released Parties may incur in consequence of any complaint or claim filed by or on behalf of Johnson in contraven tion of this SETTLEMENT AGREEMENT.
                                        2
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         7.  Concurrent  Signing of Escrow  Instructions.  The  parties  further covenant and agree to sign escrow instructions concurrent with executing this SETTLEMENT AGREEMENT, instructing the Escrow Agent to disburse immediately 12,331 (Twelve thousand, three hundred and thirty-one) of the Escrowed Shares to AZI, and the remaining Escrowed Shares to Johnson as agent for the shareholders of Horizon. AZI further agrees at its full cost and expense to cause any legends which would restrict or inhibit the trading or sale of the Escrowed Shares to be removed from the Escrowed Shares, provided that Johnson provides AZI with a certificate indicating that any sale of such shares by Johnson will comply with the applicable federal and state laws and regulations, including but not limited to Rule 144.

         8. Scope of this SETTLEMENT AGREEMENT. The execution of this SETTLEMENT AGREEMENT is not an admission of any kind by the parties hereto, or any one of them, but rather represents a compromise and settlement of disputed claims, liability for which is expressly denied by the parties hereto. With the exception of the Acquisition Agreements described herein, this SETTLEMENT AGREEMENT does not impact the rights and obligations of the parties with regard to any agreements between any of them, including but not limited to a Confidentiality Agreement and a Non-Competition Agreement between Johnson and HAC, each dated September 30, 1992.

         9. Authorized Signers. Each signatory warrants that he is authorized by his principal to sign this SETTLEMENT AGREEMENT on that principal's behalf.

         10. Severability. If any provision of this SETTLEMENT AGREEMENT is found to be unenforceable by a court of competent jurisdiction, such finding shall not affect the enforce ability of any other provision(s).

         11. Governing Law. This SETTLEMENT AGREEMENT shall be interpreted in accordance with the laws of the State of Arizona.

         12. Consideration. It is expressly understood and agreed that this document sets forth the entire consideration for this SETTLEMENT AGREEMENT, and that said consideration for this SETTLEMENT AGREEMENT is contractual and not a mere recital.

         13. Entire Agreement. This SETTLEMENT AGREEMENT embodies, merges and integrates all prior and current agreements and understandings of the parties hereto, and may not be modified, clarified, changed or amended, except in writing signed by each and every one of the signatories hereto, or their authorized representatives. There are no oral agreements between the parties.

         14. Construction. This SETTLEMENT AGREEMENT is a negotiated agreement and any documents delivered pursuant hereto shall be construed without regard to the identity of the persons who drafted the various provisions thereof. Every provision of this SETTLEMENT

AGREEMENT and such other settlement documents shall be construed as though all parties participated equally in the drafting thereof. Any legal rule of construction that a document is to be construed against the drafting party shall not be applicable and is expressly waived.

         15. Contractual Terms. The terms of this SETTLEMENT AGREEMENT are contractual and not mere recitals.

         16. Captions. The captions used in this SETTLEMENT AGREEMENT are inserted for convenience only and shall not affect the meaning or construction of this SETTLEMENT AGREEMENT.

         17. Counterparts. This SETTLEMENT AGREEMENT may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         DATED as of the date first written above.


ARIZONA INSTRUMENTS CORPORATION


By: /s/ George G. Hays
   ------------------------------

Title: President
      ---------------------------

Printed Name:  George G. Hays
             --------------------

HORIZON ACQUISITION CO.


By: /s/ George G. Hays
   ------------------------------

Title: President
      ---------------------------

Printed Name:  George G. Hays
             --------------------

HORIZON ENGINEERING AND TESTING, INC.


By: George G. Hays
   ------------------------------

Title: President
      ---------------------------

Printed Name: George G. Hays
             --------------------

QUINN JOHNSON


 /s/ Quinn Johnson
-----------------------
QUINN JOHNSON


SPOUSE:

 /s/ Margaret Johnson
-----------------------
MARGARET JOHNSON
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